AMENDMENT NO. 3
                                     TO THE
                             CAIRN ENERGY USA, INC.
                             1993 STOCK OPTION PLAN

     This Amendment No. 3 to the Cairn Energy USA, Inc. 1993 Stock Option Plan (the "Amendment") is hereby adopted by Cairn Energy USA, Inc. on the 29th day of May , 1996 pursuant to the terms of Section 9 of the Cairn Energy USA, Inc. 1993 Stock Option Plan (the "Plan").

                              W I T N E S S E T H:

         WHEREAS,   Cairn  Energy  USA,  Inc.,  a  Delaware   corporation   (the
"Corporation"), established the Plan as approved and ratified by stockholders effective April 8, 1993;

         WHEREAS, the Corporation subsequently adopted amendments to the Plan;

         WHEREAS, pursuant to Section 9 of the Plan, the Corporation, acting through its Board of Directors, has the right to amend the Plan subject to stockholder approval;

         WHEREAS, the Compensation Committee of the Board of Directors (the "Committee") has recommended to the Board of Directors of the Corporation that the Plan be amended to extend the exercise period upon termination of employment and provide for full vesting on death, effective only for options granted after the effective date of this Amendment, unless a holder of a granted option consents to either or both of these changes for his or her granted option, to increase the maximum number of shares of stock to be granted under the Plan, and to correct certain typographical errors in a previous amendment;

         WHEREAS, the Board of Directors has accepted the recommendation of the Committee, has obtained the approval of the stockholders of the Corporation, and has delegated to the Committee the preparation, adoption, and execution of this Amendment within constraints it established;

         NOW THEREFORE, pursuant to its authority under Section 9 of the Plan, the Corporation hereby amends the Plan, effective May 22, 1996 unless otherwise indicated below, as follows:

          1. Existing Paragraph 2.1 is hereby deleted in its entirety and replaced with the following new Paragraph 2.1:

         "2.1 DESCRIPTION OF STOCK AND MAXIMUM SHARES ALLOCATED. The Stock which may be issued upon the exercise of an Option may either be unissued or reacquired shares of Stock, as the Board of Directors may, in its sole and absolute discretion, from time to time determine.



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                  Subject to the  adjustments  provided in  PARAGRAPH  6.6,  the aggregate number of shares of Stock to be issued pursuant to the exercise of all Options granted under the Plan may equal but shall not exceed 1,150,000 shares of Stock."


         2. Effective as of February 23, 1994, Paragraph 6.4 is hereby deleted in its entirety and the following new paragraph 6.4 is added in its place:

                  "6.4. TERM, TIME OF EXERCISE AND TRANSFERABILITY OF OPTIONS. In addition to such other terms and conditions as may be included in a particular Agreement granting an Option, an Option shall be exercisable during a Holder's lifetime only by the Holder or by the Holder's guardian or legal representative.

                  An Option shall not be transferrable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder.

                  The provisions of the remainder of this Paragraph  shall apply to the extent a Holder's Agreement does not expressly provide otherwise. If a Holder ceases to be an Eligible Individual, the portion, if any, of the Option that is exercisable but remains unexercised on the date the Holder stops being an Eligible Individual shall terminate ninety (90) days after such Holder ceases to be an Eligible Individual. Notwithstanding the foregoing, if a Holder ceases to be an Eligible Individual by reason of (a) disability (as defined in section 105(d)(4) of the Code immediately prior to its repeal) or (b) death, the Holder shall have the right for twelve months after the date of disability or death to exercise an Option to the extent such Option is exercisable on the date of his disability or death.

                  The portion of the Option that is not exercisable on the date the Holder ceases to be an Eligible Individual shall terminate and be forfeited to the Corporation on the date of such cessation. Notwithstanding the previous sentence, if a Change in Control of the Corporation occurs and, within twenty-four months from the date of the Change in Control of the Corporation, a Holder ceases to be an Eligible Individual either because (i) the Corporation terminates the Holder's employment with the Corporation for a reason other than Due Cause or
         (ii) the Holder terminates his employment with the Corporation due to a Severance Termination by the Holder of the Holder's Employment Agreement, then any Options held by such Holder shall be exercisable in full on the date such Holder ceases to be an Eligible Individual and no portion of an Option held by such Holder shall terminate or forfeit on the date such holder ceases to be an Eligible Person.

                  Notwithstanding any other provision of this Plan, no Option shall be exercisable after the expiration of ten (10) years from the date it is granted, or the period specified in PARAGRAPH 4.1 if applicable.


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                  The  Committee  shall have the  authority  to prescribe in any
         Agreement that the Option evidenced by the Agreement may be exercised in full or in part as to any number of shares subject to the Option at any time or from time to time during the term of the Option, or in such installments at such times during said term as the Committee may prescribe; provided, however, that no part of an Option may be made exercisable during the six (6) month period beginning on the date the Option was granted. Except as provided above and unless otherwise provided in any Agreement, an Option may be exercised at any time or from time to time during the term of the Option. Such exercise may be as to any or all whole (but no fractional) shares which have become purchasable under the Option.

                  Within a reasonable  time (or such time as may be permitted by law) after the Corporation receives written notice that the Holder has elected to exercise all or a portion of an Option, such notice to be accompanied by payment in full of the aggregate Option exercise price of the number of shares of Stock purchased, the Corporation shall issue and deliver a certificate representing the shares acquired in consequence of the exercise and any other amounts payable in consequence of such exercise. In the event that a Holder exercises both an Incentive Option, or portion of one, and a Nonstatutory Stock Option, or a portion of one, separate Stock certificates shall be issued, one for the Stock subject to the Incentive Option and one for the Stock subject to the Nonstatutory Stock Option. The number of the shares of Stock transferrable due to an exercise of an Option under this Plan shall not be increased due to the passage of time, except as may be provided in an Agreement; provided, however, the number of such shares of Stock which are transferrable may increase due to the occurrence of certain events which are fully described in PARAGRAPH 6.5.

                  Nothing  in the Plan or in any Option  granted  under the Plan shall require the Corporation to issue any shares upon exercise of any Option if such issuance would, in the opinion of counsel for the Corporation, constitute a violation of the Securities Act or any other applicable statute or regulation, as then in effect. At the time of any exercise of an Option, the Corporation may, as a condition precedent to the exercise of such Option, require from the Holder (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning his sophistication, financial means, access to information about the Corporation, and intentions with regard to the retention or disposition of the shares being acquired by exercise of such Option and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Corporation, may be necessary to ensure that any disposition by such Holder (or in the event of his death, his legal representatives, heirs, legatees, or distributees), will not involve a violation of the Securities Act or any other applicable state or federal statute or regulation, as then in effect. Certificates for shares of Stock, when issued, may have the following or similar legend, or statements of other applicable restrictions, endorsed on them, and may not be immediately transferable:



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                  The shares of stock  evidenced by this  certificate  have been issued to the registered owner in reliance upon written representations that these shares have been purchased for investment. These shares have not been registered under the Securities Act of 1933, as amended, or any applicable state
                  securities   laws,   in  reliance   upon  an  exemption   from
                  registration. Without such registration, these shares may not be sold, transferred, assigned or otherwise disposed of unless, in the opinion of the Corporation and its legal counsel, such sale, transfer, assignment or disposition will not be in violation of the Securities Act of 1933, as amended,
                  applicable   rules  and  regulations  of  the  Securities  and
                  Exchange Commission, and any applicable state securities laws."


         3. Paragraph 6.4 is hereby amended to delete the third and fourth paragraphs of Paragraph 6.4 in their entirety and to replace them with the following new language:

                  "The provisions of the remainder of this Paragraph shall apply to the extent a Holder's Agreement does not expressly provide otherwise. If a Holder ceases to be an Eligible Individual, the portion, if any, of the Option that is exercisable but remains unexercised on the date the Holder stops being an Eligible Individual shall terminate twenty-four (24) months after such Holder ceases to be an Eligible Individual.

                  The portion of the Option that is not exercisable on the date the Holder ceases to be an Eligible Individual shall terminate and be forfeited to the Corporation on the date of such cessation. Notwithstanding the previous sentence, if (i) a Change in Control of the Corporation occurs and, within twenty-four months from the date of the Change in Control of the Corporation, a Holder ceases to be an Eligible Individual either because (A) the Corporation terminates the Holder's employment with the Corporation for a reason other than Due Cause or (B) the Holder terminates his employment with the Corporation due to a Severance Termination by the Holder of the Holder's Employment Agreement, or (ii) a Holder ceases to be an Eligible Individual by reason of death, any Options held by such Holder shall be exercisable in full on the date such Holder ceases to be an Eligible Individual, and no portion of an Option held by such Holder shall terminate or forfeit on the date such Holder ceases to be an Eligible Individual. The provisions of this paragraph of PARAGRAPH 6.4 shall be applied before the provisions of the immediately preceding paragraph of PARAGRAPH 6.4."



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         IN WITNESS  WHEREOF,  the  Corporation has caused this instrument to be executed by its duly authorized officer on the date first written above.

                                              CAIRN ENERGY USA, INC.



                                           By:/s/Michael R. Gilbert
                                              ---------------------
                                              Michael R. Gilbert
                                              President




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